SUPPLEMENT DATED JUNE 9, 2010 TO THE SUMMARY PROSPECTUS OF
MARKET VECTORS ETF TRUST

Dated May 1, 2010

This Supplement updates certain information contained in the above-dated Summary Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Poland ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective June 9, 2010, Van Eck Associates Corporation, the investment adviser to the Fund, agreed to lower the Fund’s expense cap to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2011.

The “Annual Fund Operating Expenses” table and accompanying footnotes as well as the “Expense Example” table that appear in the section titled “Fund Fees and Expenses” on page 1 of the Summary Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses(a)	6.81%
Total Annual Fund Operating Expenses(b)	7.31%
Fee Waivers and Expense Reimbursement(b)	6.66%
Total Annual Fund Operating Expenses After Fee Waiver and Expense
Reimbursement(b)	0.65%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	EXPENSES
1	$66
3	$1,557

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s net assets.

(b)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2011. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Please retain this supplement for future reference.